Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Redaptive, Inc.
Tabor Center, 1200 17th Street
Denver, Colorado 80202

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of Redaptive Equipment Issuer 2026-1, LLC. Redaptive, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Contract File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Contract File and communicated differences prior to being provided the final Statistical Contract File which was subjected to the procedures described below.

Agreed-Upon Procedures

On July 7, 2026, representatives of the Company provided us with a computer-generated data file (the “Statistical Contract File”) and related record layout containing data, as represented to us by the Company, as of the close of business on June 30, 2026, with respect to 47 equipment contracts (the “Contracts”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Contract File, and indicated below.

Characteristics
1. RID (informational purposes only) 2. Customer name 3. Customer state 4. Lease/loan type 5. Billing cycle frequency 6. Origination date	7. Termination date 8. Original term of contract (months) 9. Residual value 10. Current payment amount 11. Equipment cost 12. Remaining term of contract (months)

We compared Characteristics 2. through 11. to the corresponding information set forth on or derived from the master lease guarantee, nonrecourse promissory note, promissory note or any

Member of
Deloitte Touche Tohmatsu Limited

amendments or schedules thereto (collectively, the “Contract”). For purposes of our comparisons and at your instruction, with respect to our comparison of Characteristics 6. and 7., differences of 30 days or less are deemed to be “in agreement.”

With respect to our comparison of Characteristic 12., we recomputed the remaining term of contract as the number of months between (i) the June 30, 2026 and (ii) the termination date (as set forth on the Contract). We compared such recomputed information to the corresponding remaining term of contract set forth on the Statistical Contract File.

The equipment contract documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Equipment Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 14, 2026